UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018 (January 21, 2018)

Juno Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36781	46-3656275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Dexter Avenue North, Suite 1200

Seattle, Washington 98109

(Address of principal executive offices, including zip code)

(206) 582-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 21, 2018, Celgene Corporation, a Delaware corporation (“Celgene”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Juno Therapeutics, Inc., a Delaware corporation (“Juno”), and Blue Magpie Corporation, a Delaware corporation and a wholly owned subsidiary of Celgene (“Purchaser”), pursuant to which, among other things, subject to the terms and conditions of the Merger Agreement, Purchaser will commence a tender offer (the “Offer”) for all of the outstanding shares of common stock of Juno, par value $0.0001 per share (the “Juno Shares”), at a purchase price of $87.00 per Juno Share, net to the seller in cash, subject to reduction for any applicable withholding taxes (the “Offer Price”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

The Offer referred to in this Current Report on Form 8-K has not yet commenced. This filing, the attached exhibits and the description contained in this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy the Juno Shares will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Celgene and Purchaser intend to file with the SEC. In addition, Juno will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer and a Transaction Statement on Schedule 13E-3 with respect to the transaction contemplated by the Merger Agreement. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents), the Solicitation/Recommendation Statement and the Transaction Statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. Additionally, Juno, Celgene and Purchaser will file other relevant materials in connection with the proposed acquisition of Juno by Celgene pursuant to the terms of the Merger Agreement. Juno, Celgene and Purchaser intend to mail these documents to the stockholders of Juno. All of the tender offer materials (and all other materials filed by Juno with the SEC) will also be available free of charge from the SEC through its website at www.sec.gov. INVESTORS AND STOCKHOLDERS OF JUNO ARE ADVISED TO READ THE SCHEDULE TO, THE SCHEDULE 14D-9 AND THE SCHEDULE 13E-3, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF JUNO, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER, MERGER OR WHETHER TO TENDER THEIR JUNO SHARES PURSUANT TO THE OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) AND THE PARTIES THERETO.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of Juno by Celgene and Purchaser. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These statements reflect Juno’s current views concerning future events, including the planned completion of the Offer and the Merger, and are based on a number of assumptions that could ultimately prove inaccurate. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to Juno’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of Juno. Among others, the following factors could cause actual results to differ materially from those set forth in the forward-looking statements: (i) uncertainties as to the timing of the Offer and the Merger, (ii) uncertainties as to how many Company stockholders will tender their Juno Shares in the Offer, (iii) the possibility that competing offers will be made, (iv) the possibility that various closing conditions for the transaction may not be satisfied or waived, (v) the risk that the Merger Agreement may be terminated in circumstances requiring Juno to pay a termination fee, (vi) risks related to obtaining the requisite consents to the Offer and the Merger, including, without limitation, the risk that a regulatory approval that may be required for the proposed transaction, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR) and from the Federal Trade Commission (FTC), is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (vii) the possibility that the transaction may not be timely completed, if at all, (viii) the risk that, prior to the completion of the transaction, if at all, Juno’s business and its relationships with employees, collaborators, vendors and other business partners may experience significant disruption due to transaction-related uncertainty, (ix) the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability, and (x) the risks and uncertainties pertaining to Juno’s business, including those detailed under “Risk Factors” and elsewhere in Juno’s public periodic filings with the SEC, as well as the tender offer materials to be filed by Celgene and Purchaser and the Solicitation/Recommendation Statement to be filed by Juno in connection with the Offer. Other factors that could cause actual results to differ materially include those set forth in Juno’s SEC reports, including, without limitation, the risks described in Juno’s Annual Report on Form 10-K for its fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Juno undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)                Exhibits

Exhibit No.	Description

99.1	Joint Press Release of Juno Therapeutics, Inc. and Celgene Corporation, dated January 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juno Therapeutics, Inc.

By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
General Counsel and Corporate Secretary

Date: January 22, 2018